REGISTRATION NO. 333-

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               IMNET SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                              39-1730068
   (State or other jurisdiction                (I.R.S. Employer
   of incorporation or organization)          Identification No.)

      3015 Windward Plaza, Windward Fairways II, Alpharetta, Georgia 30202
               (Address of Principal Executive Offices) (Zip Code)

         IMNET SYSTEMS, INC. 1996 EMPLOYEE DISCOUNT STOCK PURCHASE PLAN
                            (Full title of the plan)

                             Kenneth D. Rardin, CEO
                               IMNET Systems, Inc.
                               3015 Windward Plaza
                              Windward Fairways II
                            Alpharetta, Georgia 30202
                     (Name and address of agent for service)

                                 (770) 521-5600
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                          T. Clark Fitzgerald III, Esq.
                             Arnall Golden & Gregory
                            2800 One Atlantic Center
                           1201 West Peachtree Street
                           Atlanta, Georgia 30309-3450
                                 (404) 873-8500


                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------
                                                                  Proposed
                                                Proposed          maximum          Amount of
     Title of securities    Amount to be    maximum offering     aggregate       registration
       to be registered      registered      price per share   offering price        fee*
--------------------------------------------------------------------------------------------------------
        Common Stock,      300,000 Shares        $22.50        $6,750,000.00       $2,045.45
        $.01 par value
--------------------------------------------------------------------------------------------------------

* Calculated pursuant to Rule 457(h), based upon the average of the high and low prices reported for the Common Stock on January 3, 1997 for the shares issuable under the Plan.

378160.2

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The  following   documents  are   incorporated   by  reference  in  the
Registration Statement:

         (a) The Registrant's Annual Report on Form 10-K, as amended, filed with respect to the Registrant's fiscal year ended June 30, 1996.

         (b) The Registrant's Quarterly Report on Form 10-Q filed with respect to Registrant's quarterly period ended September 30, 1996.

         (c) The Registrant's Current Report on Form 8-K, as amended, dated September 30, 1996, filed October 15, 1996 (relating to the merger with Hunter International, Inc.).

         (d) The description of the Registrant's Common Stock, as such description is set forth in the Registrant's registration statement filed under
Section 12 of the Securities Exchange Act of 1934 effected by filing of Form 8-A. This description was set forth in Registrant's prospectus dated July 20, 1995 pursuant to Rule 424(b) as part of Registrant's Registration Statement (No. 33-92130) on Form S-1.

         (e) All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment to this registration statement which indicates that all of the shares of Common Stock offered have been sold or which deregisters all of such shares then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.


378160.2

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Bylaws of the Registrant, as amended, provide for mandatory indemnification rights, subject to limited exceptions, to any officer or director of the Registrant who by reason of the fact that he or she is or was an officer or director of the Registrant, is involved in a legal proceeding of any nature. The Registrant has also entered into indemnification agreements pursuant to which it has agreed, among other things, to indemnify its officers and directors to the fullest extent permitted by the General Corporation Law of the State of Delaware (the "Delaware Code").

         The Registrant is a corporation organized under the laws of the State of Delaware. Section 145 of the Delaware Code authorizes indemnification when a person is made a party to any proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or was serving as a director, officer, employee or agent of another enterprise, at the request of the corporation, and if such person acted in good faith and in a manner reasonably believed by him or her to be in or not opposed to the best interests of the corporation. With respect to any criminal proceeding, such person must have had no reasonable cause to believe that his or her conduct was unlawful. If it is determined that the conduct of such person meets these standards, he or she may be indemnified for expenses incurred and amounts paid in such proceeding if actually and reasonably incurred by him or her in connection therewith. If such a proceeding is brought by or on behalf of the corporation (i.e., a derivative suit), such person may be indemnified against expenses actually and reasonably incurred if he or she acted in good faith and in a manner reasonably believed by him or her to be in, or not opposed to, the best interests of the corporation. There can be no indemnification with respect to any matter as to which such person is adjudged to be liable to the corporation; however, a court may, even in such case, allow such indemnification to such person for such expenses as the court deems proper. Where such person is successful in any such proceeding, he or she is entitled to be indemnified against expenses actually and reasonably incurred by him or her. In all other cases, indemnification is made by the corporation upon determination by it that indemnification of such person is proper because such person has met the applicable standard of conduct.

         Article Eight of the Registrant's Amended and Restated Certificate of Incorporation provides that the Registrant's directors will not be personally liable to the Registrant or its stockholders for monetary damages resulting from breaches of their fiduciary duty as directors except for liability (a) for any breach of their duty of loyalty to the Registrant or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware Code, which makes directors liable for unlawful dividends or unlawful stock repurchases or redemptions or (d) for transactions from which directors derive an improper personal benefit.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.


378160.2

ITEM 8.  EXHIBITS.

Exhibit No.                Description

3.2.2 Amended and Restated Certificate of Incorporation of the Registrant (hereby incorporated herein by reference to Exhibit
               3.2.2 filed with Registrant's Registration Statement 33-92130 on Form S-1.)

3.3.1 Amended and Restated Bylaws of the Registrant (hereby incorporated herein by reference to Exhibit 3.3.1 filed with Registrant's Annual Report on Form 10-K (File No. 0-26306) for the year ended June 30, 1996)

5*             Opinion of Arnall Golden & Gregory regarding legality

10.6.1*        IMNET Systems, Inc. 1996 Employee Discount Stock Purchase Plan

23.1* Consent of Arnall Golden & Gregory (included as part of Exhibit 5 hereto)

23.2*          Consent of KPMG Peat Marwick LLP

24.1*          Power of Attorney (included as part of the signature page hereto)

*        Included with this filing.

ITEM 9.  UNDERTAKINGS.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus  required by Section  10(a)(3)
               of the Securities Act of 1933;

                    (ii) To  reflect  in the  prospectus  any  facts  or  events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                    (iii) To include any  material  information  with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;


378160.2

                    Provided,  however,  that paragraph (a)(1)(i) and (a)(1)(ii)
               shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceedings) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



378160.2

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on December 31, 1996.

                              IMNET SYSTEMS, INC.

                              By: /s/ Kenneth D. Rardin
                                  ---------------------------------------
                                  Kenneth D. Rardin, Chairman of the
                                  Board and Chief Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth D. Rardin, James A. Gilbert and Raymond L. Brown and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

PRINCIPAL EXECUTIVE, FINANCIAL & ACCOUNTING OFFICERS AND DIRECTORS:


              Name                                           Title                               Date
              ----                                           -----                               ----


    /s/ Kenneth D. Rardin                           Chairman of the Board, Chief               December 31, 1996
-----------------------------------------
        Kenneth D. Rardin                           Executive Officer and Director
                                                    (Principal Executive Officer)

    /s/ Raymond L. Brown                            Chief Financial Officer (Principal         December 31, 1996
-----------------------------------------
        Raymond L. Brown                            Financial and Accounting
                                                    Officer)

    /s/ James A. Gilbert                            President, Chief Operating                 December 31, 1996
-----------------------------------------
        James A. Gilbert                            Officer and Director

    /s/ Daniel P. Howell                            Director                                   December 31, 1996
-----------------------------------------
        Daniel P. Howell

    /s/ James A. Gordon                             Director                                   December 31, 1996
----------------------------------------
        James A. Gordon



378160.2

                       EXHIBITS TO REGISTRATION STATEMENT

                                   ON FORM S-8

                               IMNET SYSTEMS, INC.

378160.2

                                  EXHIBIT INDEX

Exhibit No.                         Description

3.2.2 Amended and Restated Certificate of Incorporation of the Registrant (hereby incorporated herein by reference to Exhibit
               3.2.2 filed with Registrant's Registration Statement 33-92130 on Form S-1.)

3.3.1 Amended and Restated Bylaws of the Registrant (hereby incorporated herein by reference to Exhibit 3.3.1 filed with Registrant's Annual Report on Form 10-K (File No. 0-26306) for the year ended June 30, 1996

5*             Opinion of Arnall Golden & Gregory regarding legality

10.6.1*        IMNET Systems, Inc. 1996 Employee Discount Stock Purchase Plan

23.1* Consent of Arnall Golden & Gregory (included as part of Exhibit 5 hereto)

23.2*          Consent of KPMG Peat Marwick LLP

24.1*          Power of Attorney (included as part of the signature page hereto)

*        Included with this filing.


378160.2